Exhibit 10.10

                  WARRANTY BILL OF SALE AND TRANSFER AGREEMENT


     THIS WARRANTY BILL OF SALE AND TRANSFER AGREEMENT ("Transfer Agreement") is executed and delivered on July 6, 2004, by ITG Vegas, Inc., a Nevada corporation and ITG Palm Beach, LLC, a Delaware limited liability company (collective the "Seller"), in favor of PDS Gaming Corporation, a Minnesota corporation (together
with  its  successors  and  assigns,   "Purchaser").

     1. In consideration of $500,000.00 ("Purchase Price") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller does hereby bargain, sell, convey and grant unto Purchaser, its successors and assigns, all of the assets and personal property of Seller identified on the Attachment "A" attached hereto and incorporated herein (the "Assets").

     2. Seller hereby represents and warrants to Purchaser, its successors and assigns as follows:

          a. ITG Vegas, Inc., is a Nevada corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all corporate power and authority to transact business as it is now being conducted; and that ITG Palm Beach, LLC, is a Delaware limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all legal power and authority to transact business as it is now being conducted.

          b. Seller is the lawful owner of the Assets, has good title and right to sell and transfer the same, and that all such Assets and property are transferred to Purchaser free and clear of all liens, security interests and encumbrances whatsoever. Seller has not made any prior sale or assignment of the Assets (or any portion of them) to any other person or entity.

          c. Seller has full legal right and corporate or limited liability company power and authority to enter into and deliver this Transfer Agreement and to consummate the transactions contemplated by this Transfer Agreement, the execution and delivery of this Transfer Agreement has been approved by the necessary corporate or other action, and none of the Seller's obligations hereunder will result in any breach of any provision of any contract, agreement or instrument to which Seller is a party, or by which Seller or its assets are bound.

          d. This Transfer Agreement is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

          e. Seller has received all federal, state and local consents and all consents of any private persons or entities necessary to execute and deliver this Transfer Agreement, and to consummate the transactions contemplated hereby. Seller represents that no additional approval, consent, exemption or other action by, or notice to or filing with, any governmental authority or private individuals by Seller is necessary in connection with


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     the  execution,  delivery,  performance  or  enforcement  of this  Transfer
     Agreement or any instrument or agreement required hereunder, except as has been obtained prior to the date hereof.

          f. There is no action or proceeding pending or, to Seller's knowledge, threatened, against the Assets, which may adversely affect the value of the Assets or the enforceability of the Transfer Agreement.

     3. This Transfer Agreement constitutes an irrevocable, direct and absolute true sale at law of the Assets and not a grant of a security interest in such Assets by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if notwithstanding the intent of the parties, a court of competent jurisdiction holds that the conveyance of the Assets is not a true sale of the Assets from the Seller to the Purchaser, then (a) this Transfer Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the Uniform Commercial Code as in effect in the States of Nevada and Delaware, respectively, (b) this Transfer Agreement and the Seller's books and records shall evidence the Purchase Price paid by Purchaser, and (c) the conveyance by the Seller provided for in this Transfer Agreement shall be deemed to be, and the Seller hereby grants to the Purchaser a security interest in and to, all of the Seller's right, title, and interest in Assets to secure all obligations of the Seller to the Purchaser now or hereafter arising under this Transfer Agreement, including, without limitation, loans to the Seller in the amount of the Purchase Price. Seller hereby authorizes Purchaser to file uniform commercial code financing statements against Seller to provide evidence of the transfer of the Assets, as well as the precautionary security interest granted by Seller to Purchaser hereunder.

     4. For the purposes of accounting treatment under FASB 140 it is the intent of the parties hereto that upon payment of the Purchase Price by Purchaser to Seller and delivery of the Assets by Seller to Purchaser that:

          a. The Assets will be isolated from Seller and its creditors, even in bankruptcy or other receivership;

          b. Purchaser shall have obtained all right, title and interest in and to the Assets free from any and all conditions that constrain Purchaser from taking advantage of its right to pledge or exchange the Assets; and

          c. Seller will no longer maintain effective control over the Assets and no agreement exists that both entitles and obligates the Seller to repurchase or redeem the Assets, nor shall Seller have the ability to unilaterally cause the Purchaser or any assignee of Purchaser, to return any part of the Assets.

     5. Seller hereby covenants and agrees to indemnify, defend, save and hold Purchaser and its successors, assigns, affiliates, employees, officers, directors and financiers free, clear and harmless from and against any and all liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages, actions, suits, debts, judgments, claims, administration of claims, liens, demands and obligations of any and kind, nature, character and description, known or unknown, accrued or not yet accrued, whether anticipated or unanticipated caused by, resulting


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from, or in any way connected with any breach of any representation, warranty or covenant of Seller under this Transfer Agreement.

     6. Seller further hereby covenants and agrees with Purchaser that Seller will execute and deliver to Purchaser all such further instruments of conveyance, assignment and transfer as Purchaser shall reasonably request from time to time to effectuate the transfer of the Assets to Purchaser, free and clear of any and all liens, claims and encumbrances.

     7. This Transfer Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts together shall constitute but one and the same document.

     8. The parties hereto agree that execution of a facsimile of this Transfer Agreement shall have the same force and effect as an executed original and shall be binding upon the parties hereto. The Parties hereto agree that execution of a facsimile of this Transfer Agreement and any documents, agreements or instruments incorporated herein by reference shall have the same force and effect as an executed original and shall be binding upon the Parties.

     9. This Transfer Agreement shall be construed and enforced according to the laws of the State of Nevada, and the parties hereto consent to the jurisdiction of the state and federal courts located in the State of Nevada.

                                      * * *

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IN WITNESS  WHEREOF,  Seller and  Purchaser  have  executed and  delivered  this
Transfer Agreement as of the date first above written.

SELLER:

ITG Vegas, Inc.                         ITG Palm Beach, LLC


By:/S/Francis W. Murray                 By:ITG Vegas Inc, Sole Member
Name: Francis W. Murray                 By:/s/Francis W. Murray
Its:  President                         Its:  President

PURCHASER:

PDS Gaming Corporation


By:/s/Peter D. Cleary
Name: Peter D. Cleary
Its:  President


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                                 Attachment A to
                  Warranty Bill of Sale and Transfer Agreement